UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 24, 2013
AVIAT NETWORKS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33278	20-5961564

(State or other jurisdiction	(Commission File	(I.R.S. Employer
of incorporation)	Number)	Identification No.)

Address of principal executive offices:	5200 Great America Parkway, Santa Clara, CA 95054
Registrant’s telephone number, including area code:	(408) 567- 7000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On May 24, 2013, Aviat Networks, Inc. (the “Company”) and Paul A. Kennard, the Company's Chief Technology Officer, mutually agreed to the separation of Mr. Kennard's employment with the Company effective as of July 1, 2013. Mr. Kennard's separation from the Company will be treated as a termination without cause for purposes of his employment agreement, as amended, with the Company.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVIAT NETWORKS, INC.
Dated: May 24, 2013	By:	/s/ Meena Elliott
		Name:	Meena Elliott
		Title:	Senior Vice President, General Counsel and Secretary